Cash and cash equivalents	6 Months Ended
Jun. 30, 2022
Cash and cash equivalents
Cash and cash equivalents
4.	Cash and cash equivalents

	As of
	June 30,	December 31,
(in thousands of $)	2022	2021
Money market funds	$887,823	$997,092
Term accounts	161,161	95,090
Cash and bank balances	318,304	242,494
Total cash and cash equivalents	$1,367,288	$1,334,676

On June 30, 2022, cash and cash equivalents amounted to $1,367.3 million, compared to $1,334.7 million on December 31, 2021 and included money market funds, readily convertible to cash and subject to an insignificant risk of changes in value, term accounts, with an original maturity of 3 months or less and cash and bank balances held at different financial institutions.

Please also refer to note 15 for more information on the financial instruments.